ACAP STRATEGIC FUND


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, each of the undersigned Trustees of ACAP Strategic Fund, a Delaware statutory trust (the "Fund"), hereby constitutes and appoints GREGORY JAKUBOWSKY, GEORGE MYKONIATIS and A. TYSON ARNEDT, and each of them acting singly, to be his or her true, sufficient and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign: (i) any Registration Statement on Form N-2, Form N-14 or any other applicable registration form of either Fund and any and all amendments and exhibits thereto filed by a Fund under the Investment Company Act of 1940, as amended (the "1940 Act") and/or under the Securities Act of 1933, as amended (the "1933 Act"), with respect to the offering of its shares of beneficial interest; (ii) any application or notice with the U.S. Securities and Exchange Commission (the "SEC") relating to the Fund, including any filings on Form ID to be filed with the SEC to generate access codes to file on the SEC's Electronic Data Gathering, Analysis and Retrieval ("EDGAR") System; (iii) any Form 3, Form 4 and Form 5 to be filed with regard to a Fund under Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act") and any and all amendments and exhibits thereto; and (iv) any and all other filings, documents and papers necessary to comply with the 1933 Act, the 1934 Act, the 1940 Act and all requirements of the SEC thereunder, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.This power of attorney shall be revoked solely with respect to any of the persons named as attorneys-in-fact above at such time as that person no longer serves as an officer of a Fund.

     CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the "principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority. When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. "Important Information for the Agent" at the end of this document describes your agent's responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a "Health Care Proxy" to do this. The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us. If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

     IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

     (1) act according to any instructions from the principal, or, where there are no instructions, in the principal's best interest;

     (2) avoid conflicts that would impair your ability to act in the principal's best interest;

     (3) keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

     (4) keep a record or all receipts, payments, and transactions conducted for the principal; and

     (5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal's name and signing your own name as "agent" in either of the following manner: (Principal's Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal's Name).

       You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory
     Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal's guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

     Liability of agent:
     The meaning of the authority given to you is defined in New York's General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

     The undersigned hereby executes this Power of Attorney as of this 2nd day of December, 2009.




                                               ACAP STRATEGIC FUND



                                               By: /s/ Stephen Cordill
                                                   -------------------
                                                   Name:  Stephen Cordill
                                                   Title: Trustee

New York                               )
                                       ) ss.:
County of New York                     )


On the 2nd day of December, 2009 before me personally appeared Stephen Cordill to me known to be the person described in and who executed the foregoing instrument and duly acknowledged to me that he executed the same.




                                                   /s/ Natalie C. Edie
                                                   -----------------------------
                                                         Notary Public

The undersigned hereby executes this Power of Attorney as of this 2nd day of December, 2009.




                                                   ACAP STRATEGIC FUND



                                                   By: /s/ Jorge Orvananos
                                                       -------------------------
                                                       Name:  Jorge Orvananos
                                                       Title: Trustee

New York                               )
                                       ) ss.:
County of New York                     )


On the 2nd day of December, 2009 before me personally appeared Jorge Orvananos to me known to be the person described in and who executed the foregoing instrument and duly acknowledged to me that he executed the same.




                                                   /s/ Natalie C. Edie
                                                   -----------------------------
                                                              Notary Public

The undersigned hereby executes this Power of Attorney as of this 14th day of December, 2009.




                                                   ACAP STRATEGIC FUND



                                                   By:  /s/ Brad Berman
                                                        ------------------------
                                                        Name:  Brad Berman
                                                        Title:    Trustee

New York                               )
                                       )  ss.:
County of New York                     )


On the 14th day of December, 2009 before me personally appeared Brad Berman to me known to be the person described in and who executed the foregoing instrument and duly acknowledged to me that he executed the same.




                                                   /s/ Sonia P. Mohamed
                                                   -----------------------------
                                                              Notary Public

The undersigned hereby executes this Power of Attorney as of this 2nd day of December, 2009.




                                                   ACAP STRATEGIC FUND



                                                   By: /s/ William Murphy
                                                       -------------------------
                                                       Name:  William Murphy
                                                       Title: Trustee

New York                               )
                                       )  ss.:
County of New York                     )


On the 2nd day of December, 2009 before me personally appeared William Murphy to me known to be the person described in and who executed the foregoing instrument and duly acknowledged to me that he executed the same.




                                                   /s/ Natalie C. Edie
                                                   -----------------------------
                                                           Notary Public

The undersigned hereby executes this Power of Attorney as of this 2nd day of December, 2009.




                                          ACAP STRATEGIC FUND



                                          By: /s/ Gregory Jakubowsky
                                              -------------------------
                                              Name:  Gregory Jakubowsky
                                              Title: Attorney-in-fact and Agent

New York                               )
                                       )  ss.:
County of New York                     )


On the 2nd day of December, 2009 before me personally appeared Gregory Jakubowsky to me known to be the person described in and who executed the foregoing instrument and duly acknowledged to me that he executed the same.




                                                   /s/ Natalie C. Edie
                                                   -----------------------------
                                                              Notary Public

The undersigned hereby executes this Power of Attorney as of this 2nd day of December, 2009.




                                      ACAP STRATEGIC FUND



                                      By:  /s/ George Mykoniatis
                                           -------------------------------------
                                           Name:  George Mykoniatis
                                           Title: Attorney-in-fact and Agent

New York                               )
                                       )  ss.:
County of New York                     )


On the 2nd day of December, 2009 before me personally appeared George Mykoniatis to me known to be the person described in and who executed the foregoing instrument and duly acknowledged to me that he executed the same.




                                                   /s/ Natalie C. Edie
                                                   -----------------------------
                                                           Notary Public

The undersigned hereby executes this Power of Attorney as of this 2nd day of December, 2009.




                                        ACAP STRATEGIC FUND



                                        By: /s/ A. Tyson Arnedt
                                            ---------------------------------
                                            Name:  A. Tyson Arnedt
                                            Title: Attorney-in-fact and Agent

New York                               )
                                       )  ss.:
County of New York                     )


On the 2nd day of December, 2009 before me personally appeared A. Tyson Arnedt to me known to be the person described in and who executed the foregoing instrument and duly acknowledged to me that he executed the same.




                                                   /s/ Natalie C. Edie
                                                   -----------------------------
                                                           Notary Public